UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Freedom Internet Group Inc.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-56149	66-0910894
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Calle San Francisco, Suite 200 San Juan, Puerto Rico	00901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 855-422-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of Freedom Internet Group Inc. (the “Company”) filed with the Securities and Exchange Commission on October 2, 2020 (the “Original Form 8-K”) to correct certain typographical errors. This Form 8-K/A replaces the Original Form 8-K in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2020, Freedom Internet Group Inc. (the “Company”) accepted subscriptions from investors and closed a private offering. The Company issued 848.34 units in exchange for $509,000 in cash to 40 accredited investors in the offering. The units were sold at the price of $600 per unit. Each unit consisted of 100 shares of Company common stock, $0.01 per share and a warrant to purchase an additional 100 shares of Company common stock at an exercise price equal to $8 per share. The units were sold by our chief executive officer and our chief financial officer. No underwriters were utilized and no commissions or fees were paid pursuant to the offering. The Company relied on Rule 506(c) of Regulation D of the Securities Act of 1933, as amended.

Previously, the Company issued a series of simple agreements for future equity (collectively, the "Series 1 SAFEs") with an aggregate value of $1,812,000. Pursuant to the terms of the Series 1 SAFEs, as amended, each outstanding Series 1 SAFE will automatically convert into common shares of Company upon the closing of the Next Equity Financing (as defined). The SAFE conversion price is the price per share of the Next Equity Financing minus a discount of 45%. “Next Equity Financing” means the next sale (or series of related sales) by the Company of its common stock from which the Company receives gross proceeds of not less than $500,000. The closing of the above-described Rule 506(c) Regulation D private offering constituted a Next Equity Financing and all of the Series 1 SAFEs automatically converted at $3.30 per share into 549,095 shares of Company common stock. The Company relied upon the exemption provided in Section 4(a)(2) of the Securities Act.

The number of outstanding shares of common stock of the Company is now 3,710,729.

The foregoing descriptions of the Warrants and Series 1 SAFEs are qualified in their entirety by reference to the full text of the Form of Warrant and Form of Safe Agreement, a copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Location
4.1	Form of Warrant	Filed herewith
4.2	Form of SAFE Agreement	Incorporated by reference to our Form S-1 Registration Statement filed on January 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM INTERNET GROUP INC.

By:	/s/ Noah Rosenfarb
Name:	Noah Rosenfarb
Title:	Chief Financial Officer

Dated: October 5, 2020